SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

        Date of report (Date of earliest event reported): April 15, 1997




                               T R FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-21386                      11-3154382
     (State or other             (Commission File               (IRS Employer
     jurisdiction of                 Number)                 Identification No.)
      incorporation)




                   1122 FRANKLIN AVENUE, GARDEN CITY, NEW YORK 11530 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 742-9300




                                      NONE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8.            NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

         On April 15, 1997, the Board of Directors of T R Financial Corp. (the "Company"), declared a stock split in the form of a 100% stock dividend. Stockholders of record at the close of business on May 1, 1997 will receive one additional share of the Company's common stock for each share they own on that date. The new shares will be distributed on May 14, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------

        99.1                Press Release issued on April 15, 1997.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      T R FINANCIAL CORP.


                                      By:  /s/ John M. Tsimbinos
                                           ------------------------------
                                               John M. Tsimbinos
                                               Chairman of the Board and
                                                  Chief Executive Officer


Dated: April 16, 1997

                                  EXHIBIT INDEX



EXHIBIT                           DESCRIPTION                            PAGE
-------                           -----------                            ----

99.1          Press Release issued on April 15, 1997.